UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

NII Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to make the supplemental indentures attached as exhibits publicly available.

Information regarding the guarantor and non-guarantor subsidiaries under various of the Company's debt instruments is set forth in Note 16 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the period ended December 31, 2013, which has been filed with the SEC and is available at www.sec.gov.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1
Supplemental Indenture No. 1, dated as of February 8, 2010, among NII Global Holdings, Inc., NII Capital Corp. and Wilmington Trust Company, to the Indenture, dated August 18, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp. and Wilmington Trust Company.

99.2
Supplemental Indenture No. 2, dated as of March 8, 2010, among NII Capital Corp., NII Holdings, Inc., NII Global Holdings, Inc., Nextel International (Services), Ltd., NII Aviation, Inc., NII Funding Corp., NII Mercosur, LLC and Wilmington Trust Company, to the Indenture, dated August 18, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp. and Wilmington Trust Company.

99.3
Supplemental Indenture No. 1, dated as of March 8, 2010, among NII Capital Corp., NII Holdings, Inc., NII Global Holdings, Inc., Nextel International (Services), Ltd., NII Aviation, Inc., NII Funding Corp., NII Mercosur, LLC and Wilmington Trust Company, to the Indenture, dated December 15, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp., NII Global Holdings, Inc. and Wilmington Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: March 10, 2014	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1
Supplemental Indenture No. 1, dated as of February 8, 2010, among NII Global Holdings, Inc., NII Capital Corp. and Wilmington Trust Company, to the Indenture, dated August 18, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp. and Wilmington Trust Company.

99.2
Supplemental Indenture No. 2, dated as of March 8, 2010, among NII Capital Corp., NII Holdings, Inc., NII Global Holdings, Inc., Nextel International (Services), Ltd., NII Aviation, Inc., NII Funding Corp., NII Mercosur, LLC and Wilmington Trust Company, to the Indenture, dated August 18, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp. and Wilmington Trust Company.

99.3
Supplemental Indenture No. 1, dated as of March 8, 2010, among NII Capital Corp., NII Holdings, Inc., NII Global Holdings, Inc., Nextel International (Services), Ltd., NII Aviation, Inc., NII Funding Corp., NII Mercosur, LLC and Wilmington Trust Company, to the Indenture, dated December 15, 2009, among NII Capital Corp., NII Holdings, Inc., Airfone Holdings, Inc., McCaw International (Brazil), Ltd., Nextel International (Services), Ltd., Nextel International (Uruguay), Inc., NII Aviation, Inc., NII Mercosur, LLC, NII Funding Corp., NII Global Holdings, Inc. and Wilmington Trust Company.